SUPPLEMENT DATED AUGUST 25, 2011
TO THE SUMMARY PROSPECTUS FOR
PACIFIC SELECT FUND CLASS I AND P SHARES DATED MAY 1, 2011

This supplement revises the Pacific Select Fund (Fund) Class I and P Shares summary prospectus dated May 1, 2011 (Prospectus). The changes within this supplement are currently in effect unless otherwise noted. This supplement must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.

Growth LT Portfolio — Information on Daniel Riff in the Portfolio management subsection on page 47 is deleted and replaced with the following:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Burton H. Wilson, Assistant Director of Research and Co-Portfolio Manager	Since 2011